Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

“Loan File to Data File Comparison AUP Report”

Mr. Masaaki Kono
President and Representative Director
Orient Corporation
2-1, Kojimachi 5-chome, Chiyoda-ku, Tokyo,
102-8503, Japan

Mr. Junichi Kurihara
Manager
Mizuho Trust & Banking Co., Ltd.
2-1, Yaesu 1-chome, Chuo-ku, Tokyo,
103-8670, Japan

Mr. Koichi Iida
Representative Director
Mizuho Securities Co., Ltd.
Otemachi First Square,
5-1, Otemachi 1-chome, Chiyoda-ku, Tokyo,
100-0004, Japan

Mr. Jeremy Ebrahim
Managing Director
Mizuho Securities USA LLC
320 Park Avenue, 12th Floor
New York, New York
10022, U.S.A.

Mr. Mark Herz
Legal Counsel
BNP Paribas
63/F, Two International Finance Centre
8 Finance Street, Central
Hong Kong

Mr. Olivier Pacton
Representative in Japan
The Hongkong and Shanghai Banking Corporation Limited
11-1, Nihonbashi 3-chome, Chuo-ku, Tokyo
103-0027, Japan

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are collectively referred to herein as the “Specified Parties”, solely to assist you in relation to the accuracy of certain attributes of the collateral assets which may be included in the securitization transaction with respect to Orient Corporation (the “Company” or

PricewaterhouseCoopers Aarata LLC
Otemachi Park Building, 1-1-1 Otemachi, Chiyoda-Ku,Tokyo 100-0004, Japan

“Orico”) ’s asset-backed securitization program of auto loan receivables - OSCAR US Funding IX LLC (the “Transaction”).  Orico is responsible for the information contained in a preliminary offering memorandum (the “Offering Memorandum”) related to the Transaction (the “Responsible Party”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained ,or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 100 auto loan receivables, which the Specified Parties represent, was selected haphazardly from the pool of assets sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties.  The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets; and
•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

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We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Offering Memorandum that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied.  Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Offering Memorandum.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Specified Parties; and
•	We draw any conclusions about the entire pool of retail installment auto receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Our procedures and findings are as follows:

Procedures related to the existence and eligibility of the assigned receivables (The eligibility of assigned receivables refers to evaluating whether the assigned receivables and its borrower meet the criteria of qualifying auto loan receivables and qualifying obligor subject to the ABS program.)

For the purpose of preparing a report, we performed the following procedures on June 12, 2018 at the Head Office of Orico.  The terms in the angle brackets ＜＞ were explained by Mr. Yosuke Kawai, Manager who is the responsible personnel of Finance Department of Orico.

(A)	We obtained the following documents with respect to 100 auto loan receivables selected by Orico (the “selected receivables”)

a.	Copy of the original written agreement entered into with the customer (the “Copy of the Original Written Agreement”)

b.	Dump list involving data of the receivables subject to the ABS program, which was extracted from the Orico’s credit receivables management system (“Orion System”) on May 12, 2018 (the “Dump List”)

c.	Screen copy of inquiries on Orion System generated from the terminal on May 16, 2018 (Data extracted from mainframe system, the “Orion Data”)

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(B)	For the selected receivables, we compared the following items in the Dump List and those specified in the relevant Copy of the Original Written Agreements.

a.	“Keiyaku bango” ＜Contract number＞

We compared and agreed the followings with respect to 100 selected receivables.

b.	“Shimei” ＜Customer (Borrower)’s full name＞

We compared and agreed with respect to 100 selected receivables.

c.	“Jusho” ＜Customer (Borrower) address＞

We compared and agreed with respect to 100 selected receivables.

d.	“Uriagegankin” ＜Amount of original principal＞

We compared and agreed with respect to 100 selected receivables.

e.	“Kaiintesuryo” ＜Amount of fees charged to the customer (borrower) ＞

We compared and agreed with respect to 100 selected receivables.

f.	“Gankin + Tesuryo” ＜Total amount of installment receivables including principal and fees＞

We compared and agreed with respect to 100 selected receivables.

g.	“Shokai shiharai gaku” ＜Amount of the first installment payment＞

We compared and agreed with respect to 100 selected receivables.

h.	“Tsukibarai 2-kaime iko shiharaigaku” ＜Amount of the second or subsequent monthly installment＞

We compared and agreed with respect to 100 selected receivables.

i.	“Hensai Kaisu” ＜Number of monthly installments＞

We compared and agreed with respect to 100 selected receivables.

j.	“Tsukibarai bonasu hensaigaku” ＜Amount of monthly installment with extra payment at bonus＞

We compared and agreed with respect to 100 selected receivables.

(C)
We compared the following data in the Dump List and those in the Orion Data to determine that the data of the selected receivables in the securitized receivables management system is consistent with those in the mainframe system.

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a.	We compared and agreed the followings with respect to 100 selected receivables.

Items in the Dump List	“Shokai shiharai nengetsu” ＜Due date of first installment payment＞
Items in the Orion Data	“Shokai” ＜first installment payment＞ in “Zandaka joho” ＜The outstanding balance data＞

b-i        We compared and agreed the followings with respect to 100 selected receivables.

Items in the Dump List	“Gankin + Tesuryo (jotoji)” ＜Total amount of installment receivables including principal and fees when assigned＞
Items in the Orion Data	“So saikengaku” ＜Total amount of installment receivables＞ in “Zandaka joho” ＜The outstanding balance data＞

We did not perform following procedure (b-ii), which was agreed to by the addressees of this report, since the procedure would be done in the case when any items in the Dump List do not agree with the items in the Orion Data.

            　b-ii.            Compare the followings with respect to [xx] receivables.

Items in the Dump List	“Gankin + Tesuryo (jotoji)” ＜Total amount of installment receivables including principal and fees when assigned＞
Items in the Orion Data
“So saikengaku” ＜Total amount of installment receivables＞ in “Zandaka joho” ＜The outstanding balance data＞
+ The total amount of “Ganpon Jutogaku” ＜Amount appropriated to the principal＞ after the date May 12, 2018 in “Nyukin Rireki” ＜The past recorded data of received amount ＞

(D)	For the selected receivables, we inspected the Dump List and determined the followings:

a.	“Joto ji gankin” ＜Amount of principal when assigned＞ is JPY 20,000,000 or less.

b.	“Saishu hensai yoteinengetsu” ＜The final scheduled payment month of the monthly installments＞ is due before April 2025.

c.	“Zan hensai kaisu”＜The number of remaining installment payments at assignment of the receivable＞ is 3 or more, but 84 or less.

(E)	For the selected receivables, we inspected the Orion Data and determined the followings:

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a.	“Tokusoku kubun” ＜Delinquency status＞ in “Zandaka joho” ＜The outstanding balance data＞ is “Seijo” ＜i.e. it is classified as normal receivables＞.

b.	“Tokusoku kubun 2” ＜Delinquency status 2＞ in “Zandaka joho” ＜The outstanding balance data＞ is “0” ＜i.e. a reminder is not sent for overdue payment more than once.＞.

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We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report.  Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers Aarata LLC
July 6, 2018

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